SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2005

                        Commission File Number: 000-49620

                                  Cobalis Corp.
                                  -------------
             (Exact name of registrant as specified in its charter)

 Nevada                                                              91-1868007
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

2445 McCabe Way, Suite 150, Irvine, CA                                    92614
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(Address of principal executive offices)                             (Zip Code)


                                 (949) 757-0001
                                 --------------
              (Registrant's Telephone Number, Including Area Code)







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ITEM 8.01  OTHER EVENTS.

Burkett v. Cobalis, et al.

In previous filings, Cobalis Corp., a Nevada corporation, (the "Registrant") disclosed that it had been included in the above-referenced matter (the "Burkett Litigation"). On February 23, 2005, the Registrant was dismissed, without prejudice, as a defendant in the Burkett Litigation (which was originally filed on January 5, 2005). The Registrant believes the plaintiff is continuing to prosecute her claims against, among others, Innofood, Inc.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Cobalis Corp.


April 8, 2005                        By:  /s/ Chaslav Radovich
                                          --------------------------
                                          Chaslav Radovich, President